U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 9, 2006
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

        Delaware                        0-16214                  14-0462060
(State or other jurisdiction          (Commission               (IRS employer
     of incorporation)                file number)           identification no.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

At a regular meeting on November 9, 2006, Edgar G. Hotard was elected as a member of the Board of Directors of the Registrant. Mr. Hotard was also appointed as a member of the Compensation Committee. A copy of the Company's news release announcing Mr. Hotard's election is filed as Exhibit 99.1 to this report. After his election, Mr. Hotard entered into an indemnification agreement with the Registrant, the form of which was filed previously as Exhibit 10(t) in a Current Report on Form 8-K filed on April 12, 2006.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibit is being furnished herewith:

      99.1  News release dated November 9, 2006 announcing election of director.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALBANY INTERNATIONAL CORP.

                                        By: /s/ Michael C. Nahl
                                            ------------------------------------
                                            Name: Michael C. Nahl
                                            Title: Executive Vice President and
                                                   Chief  Financial Officer

Date: November 13, 2006


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              News release dated November 9, 2006.